UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 18, 2016
Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited
(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,
Canada, T2C 4X9
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Vice-President and Chief Financial Officer

On October 19, 2016, Canadian Pacific Railway Limited (the “Company”) announced the appointment of Nadeem Velani as Vice-President and Chief Financial Officer, effective October 18, 2016.

Mr. Velani, age 44, joined the Company in March 2013 and served as Vice-President Investor Relations until September 9, 2016 when he was appointed Vice-President and Interim Chief Financial Officer. Prior to joining the Company, Mr. Velani spent 15 years at Canadian National Railway Co. where he worked in a variety of positions in Financial Planning, Sales and Marketing and Investor Relations. There is no arrangement or understanding with any person pursuant to which Mr. Velani was appointed as Vice-President and Chief Financial Officer. There are no transactions or relationships between the Company and Mr. Velani that are reportable under Item 404(a) of Regulation S-K.

In connection with his appointment as Vice-President and Chief Financial Officer, Mr. Velani’s base salary will increase to $415,000. Mr. Velani’s target award level under the Company’s short term incentive plan will be 60% of his base salary and his long term incentive opportunity will be 115% of his base salary. The value of Mr. Velani’s total compensation package is expected to be $1,141,250 annually.

A copy of Mr. Velani’s employment offer letter dated March 11, 2013 with respect to his appointment as Assistant Vice-President Investor Relations is attached as Exhibit 10.1 to this current report on Form 8- K.

A copy of Mr. Velani’s employment offer letter dated October 28, 2015 with respect to his appointment as Vice-President Investor Relations is attached as Exhibit 10.2 to this current report on Form 8- K.

A copy of Mr. Velani’s employment offer letter dated October 18, 2016 with respect to his appointment as Vice-President and Chief Financial Officer is attached as Exhibit 10.3 to this current report on Form 8- K.

A copy of the press release announcing the appointment of Mr. Velani as Vice-President and Chief Financial Officer is attached as Exhibit 99.1 to this current report on Form 8- K.

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
Exhibit 10.1	Employment offer letter dated March 11, 2013, between the Company and Nadeem Velani.
Exhibit 10.2	Employment offer letter dated October 28, 2015, between the Company and Nadeem Velani.
Exhibit 10.3	Employment offer letter dated October 18, 2016, between the Company and Nadeem Velani.
Exhibit 99.1	Press Release dated October 19, 2016, announcing the appointment of Nadeem Velani as Vice-President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2016

CANADIAN PACIFIC RAILWAY LIMITED

	By:	/s/ Scott Cedergren
		Name:	Scott Cedergren
		Title:	Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 10.1	Employment offer letter dated March 11, 2013, between the Company and Nadeem Velani.
Exhibit 10.2	Employment offer letter dated October 28, 2015, between the Company and Nadeem Velani.
Exhibit 10.3	Employment offer letter dated October 18, 2016, between the Company and Nadeem Velani.
Exhibit 99.1	Press Release dated October 19, 2016, announcing the appointment of Nadeem Velani as Vice-President and Chief Financial Officer